Heitman US Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (UNAUDITED)
March 31, 2023

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) - 98.66%
Diversified REITs - 0.60%
CTO Realty Growth, Inc.	38,133	$658,176

Health Care REITs - 10.50%
Medical Properties Trust, Inc.	177,263	1,457,102
Physicians Realty Trust	73,140	1,091,980
Ventas, Inc.	69,815	3,026,480
Welltower, Inc.	82,528	5,916,433
		11,491,995
Hotel & Resort REITs - 3.34%
DiamondRock Hospitality Co.	123,900	1,007,307
Host Hotels & Resorts, Inc.	160,402	2,645,029
		3,652,336
Industrial REITs - 16.24%
Prologis, Inc.	122,935	15,338,600
Rexford Industrial Realty, Inc.	40,901	2,439,745
		17,778,345

Office REITs - 5.06%
Alexandria Real Estate Equities, Inc.	18,252	2,292,269
Boston Properties, Inc.	47,050	2,546,346
Highwoods Properties, Inc.	29,940	694,308
		5,532,923
Other Specialized REITs - 0.49%
VICI Properties, Inc.	16,423	535,718

Residential REITs - 17.30%
AvalonBay Communities, Inc.	31,033	5,215,406
Centerspace	24,922	1,361,489
Essex Property Trust, Inc.	14,072	2,943,018
Invitation Homes, Inc.	151,396	4,728,097
Sun Communities, Inc.	32,428	4,568,457
UDR, Inc.	2,660	109,219
		18,925,686
Retail REITs - 18.20%
Agree Realty Corp.	36,591	2,510,508
Brixmor Property Group, Inc.	63,759	1,372,094
Kimco Realty Corp.	210,033	4,101,944
Kite Realty Group Trust	71,905	1,504,253
NETSTREIT Corp.	110,100	2,012,628
Realty Income Corp.	84,085	5,324,262
Simon Property Group, Inc.	15,076	1,688,060
Urban Edge Properties	93,567	1,409,119
		19,922,868
Specialized REITs - 26.93%
Crown Castle, Inc.	21,470	2,873,545
Digital Realty Trust, Inc.	15,070	1,481,532
EPR Properties	29,053	1,106,919
Equinix, Inc.	12,025	8,670,506
Extra Space Storage, Inc.	33,286	5,423,288
Gaming and Leisure Properties, Inc.	76,842	4,000,395
Life Storage, Inc.	8,634	1,131,831
Public Storage	11,186	3,379,738
SBA Communications Corp.	5,390	1,407,167
		29,474,921
TOTAL REITs
(Cost $111,418,106)		107,972,968

SHORT TERM INVESTMENTS - 1.07%
Money Market Fund – 1.07%
First American Treasury Obligations Fund, Class X, 4.72% (a)	1,174,417	1,174,417
Total Short-Term Investments
(Cost $1,174,417)		1,174,417
Total Investments
(Cost $112,592,523) - 99.73%		109,147,385
Other Assets In Excess of Liabilities – 0.27%		290,231
Total Net Assets – 100.00%		$109,437,616

(a) The rate quoted is the annualized seven-day yield as of March 31, 2023.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2023:

Investments at Fair Value (1)	Level 1	Level 2	Level 3	Total
Assets
REITs	$107,972,968	$-	$-	$107,972,968
Short-Term Investments	1,174,417	-	-	1,174,417
Total	$109,147,385	$-	$-	$109,147,385

(1) Please refer to the Schedule of Investments to view REITs segregated by sub-industry type.

During the period ended March 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.